Commitments and Contingencies (Holmdel Pharmaceuticals, LP)	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Text Block]

Note 8. Commitments and Contingencies

(a)  Lease Obligations

 In 2012, the Company relocated its corporate headquarters to Dallas, Texas, where it leases approximately 1,300 square feet.  Total rent expense recognized under this lease was approximately $22,000 for the year ended December 31, 2013. The office lease had a two and a half year term that commenced on July 1, 2012. Future minimum rent is as follows:

2014	$22,000
Thereafter	-
Total future minimum rent with non-cancellable terms of one year or more	$22,000

(b) Other Contractual Obligations

As of December 31, 2013, the Company had unfunded commitments of $2,000,000 in the Tribute term loan discussed in Note 2. The $2,000,000 commitment was funded on February 4, 2014 as discussed in Note 12.

In addition, as of December 31, 2013, the Company had unfunded contingent consideration payable to TRT discussed in Note 2 including (i) $1,250,000 payable upon aggregate royalty payments reaching a certain threshold and (ii) annual sharing payments due to TRT once aggregate royalty payments received by the Company exceed the purchase price paid by the Company.

(c) Litigation

The Company is involved in, or has been involved in, arbitrations or various other legal proceedings that arise from the normal course of our business. The ultimate outcome of any litigation is uncertain, and either unfavorable or favorable outcomes could have a material negative impact on the Company’s results of operations, balance sheets and cash flows due to defense costs, and divert management resources.  The Company cannot predict the timing or outcome of these claims and other proceedings. Currently, the Company is not involved in any arbitration and/or other legal proceeding that it expects to have a material effect on its business, financial condition, results of operations and cash flows.

(d) Indemnification

As permitted by Delaware law, the Company has agreements whereby it indemnifies its officers and directors for certain events or occurrences while the officer is, or was, serving at the Company’s request in such capacity. The term of the indemnification period is for the officer’s or director’s lifetime. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited; however, the Company has a director and officer insurance policy that limits its exposure and enables the Company to recover a portion of any such amounts. As a result of the Company’s insurance policy coverage, the Company believes the estimated fair value of these indemnification agreements is insignificant. Accordingly, the Company had no liabilities recorded for these agreements as of December 31, 2013 and 2012.

Holmdel Pharmaceuticals, LP
Commitments and Contingencies Disclosure [Text Block]

Note 5. Commitments and Contingencies

Pursuant to the Amended and Restated Limited Partnership Agreement dated December 20, 2012, all liquid assets of the Partnership, including royalty payments received in connection with product sales and all other proceeds of the Partnership, less an amount reasonably determined by the General Partner to cover operating expenses, shall be distributed no less frequently than quarterly to the Partners, pro rata in accordance with their respective partner percentages.